Exhibit 10.4

DEFINITIVE AGREEMENT

AMENDMENT NO. 3

Dated as of November 16, 2015

to and under

Credit Agreement

Dated as of October 28, 2013, as Amended

Each of SOUTH STATE CORPORATION, formerly known as “First Financial Holdings, Inc.” (the “Company”), and U.S. BANK NATIONAL ASSOCIATION (the “Lender”) agree as follows:

1.                                    Credit Agreement; Background. (a) Reference is made to the Credit Agreement, dated as of October 28, 2013, between the Company and the Lender, as amended by Amendment No. 1, dated as of October 27, 2014 (“Amendment No. 1”), between the Company and the Lender, and as further amended by the Agreement to Reinstate and Amendment No. 2, dated as of November 5, 2015, between the Company and the Lender (said credit agreement, as so amended, the “Credit Agreement”). Terms used but not defined in this Amendment No. 3 (this “Amendment”) shall have the meanings ascribed to them in the Credit Agreement.

(b)                                 The Company has requested that the Lender agree to amend the definition of “Termination Date” as set forth in the Credit Agreement on the terms and subject to the conditions hereinafter set forth and the Lender is willing so to agree.

2.                                      Amendment. As of the Effective Date (as defined in Section 5, below), Section 1.1 of the Credit Agreement shall be amended by deleting the definition of “Termination Date” in its entirety and replacing said definition with the following:

“‘Termination Date’ shall mean November 15, 2016, or, in any case, such earlier date on which the Obligations shall terminate as provided in this Amendment.”

3.                                      Continuing Effect of Credit Agreement. The provisions of the Credit Agreement, as amended by the amendment in Section 2 hereof, are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

4.                                      Representations and Warranties. In order to induce the Lender to agree to the amendment contained herein, the Company hereby represents and warrants as follows:

(a)                                The Company has the power, and has taken all necessary action to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and the Credit Agreement as amended by this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of the Company and is, and the Credit Agreement as amended by this Amendment is, the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

(b)                                Each of the representations and warranties set forth in Section 3 of the Credit Agreement, after giving effect to this Amendment, shall be made at and as of the Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period.

5.                                      Conditions to Effectiveness. This Amendment shall be effective as of November 16, 2015 (the “Effective Date”), but only after the Lender, in its sole discretion, shall have determined that each of the following conditions has been satisfied by the Company or waived by the Lender:

(a)                                 The Lender shall have received each of the following in form and substance satisfactory to it:

(i)                                     this Amendment duly executed by the Company and the Lender;

(ii)                                  an incumbency certificate, dated the Effective Date, executed by the secretary or assistant secretary of the Company, which shall identify by name and title, and bear the signature of, each officer of the Company authorized to sign this Amendment and the documents delivered by the Company hereunder and to effect the amendments contemplated hereby (each such officer, an “Authorized Officer”);

(iii)                               either a copy of the by-laws of the Company, certified on the Effective Date by the secretary or assistant secretary of the Company, or a certificate, dated the Effective Date, of the secretary or assistant secretary of the Company certifying that the by-laws of the Company, as delivered to the Lender under Section 4.1 of the Credit Agreement, remain in full force and effect without amendment or modification of any kind;

(iv)                              either a copy of the by-laws of South State Bank, certified on the Effective Date by the secretary or assistant secretary of the South State Bank, or a certificate, dated the Effective Date, of the secretary or assistant secretary of South State Bank certifying that the by-laws of South State Bank, as delivered to the Lender under Section 4.1 of the Credit Agreement, remain in full force and effect without amendment or modification of any kind;

(v)                                 a Certificate of Existence for the Company, issued by the Office of the Secretary of State of South Carolina, and either certified copies of the Articles of Incorporation of the Company, issued by the Office of the Secretary of State of South Carolina, or a certificate, dated the Effective Date, of the secretary or assistant secretary of the Company certifying that the Articles of Incorporation of the Company, as delivered to the Lender under Section 4.1 of the Credit Agreement, remain in full force and effect without amendment or modification of any kind;

(vi)                              a Certificate of Existence for South State Bank, issued by the Office of the Secretary of State of South Carolina, and either certified copies of the Articles of Incorporation of South State Bank, issued by the Office of the Secretary of State of South Carolina, or a certificate, dated the Effective Date, of the secretary or assistant secretary of South State Bank certifying that the Articles of Incorporation of South State Bank, as delivered to the Lender under Section 5(a)(vi) of Amendment No. 1, remain in full force and effect without amendment or modification of any kind;

(vii)                           copies (in form and substance satisfactory to the Lender), certified on the Effective Date by the secretary or assistant secretary of the Company, of resolutions of the Company authorizing the execution and delivery of this Amendment;

(viii)                        a certificate, dated the Effective Date, of an Authorized Officer stating that each representation made or deemed made under Section 4 of this Amendment is true and correct on and as of such date or, in the case of any such representation or warranty that is made as of a specified date or with respect to a specified period of time, as of such specified date or with respect to such specified period and that all conditions precedent to the Effective Date have been satisfied by the Company;

(ix)                              an opinion of counsel for the Company, who may be in-house counsel, dated the Effective Date, with respect to this Amendment, the Credit Agreement as amended hereby, and the matters contemplated hereby and thereby; and

(x)                                 such other information, documents or materials as the Lender may have reasonably requested.

6.                                      Governing Law. This Amendment shall, pursuant to New York General Obligations Law 5-1401, be construed in accordance with and governed by the law of the State of New York.

7.                                      Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

8.                                     Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the date hereinabove set forth.

SOUTH STATE CORPORATION

By:	/s/ Richard C. Mathis
Name:	Richard C. Mathis
Title:	EVP & Treasurer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey P. Googins
Name:	Jeffrey P. Googins
Title:	Vice President